UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

To Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 20, 2015

Date of report (Date of earliest event reported)

TOOTSIE ROLL INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its charter)

Virginia	1-15863	13-4037641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7401 South Cicero Avenue, Chicago, Illinois 60629

(Address of Principal Executive Offices) (Zip Code)

773-838-3400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Tootsie Roll Industries, Inc. (the “Company”) announced that Melvin J. Gordon, its Chief Executive Officer and the Chairman of its Board of Directors, died after a brief illness on January 20, 2015. The Board of Directors appointed Ellen R. Gordon, a director of the Company and its President and Chief Operating Officer, to serve as the Company’s Chairman of the Board and Chief Executive Officer. The appointment was made in accordance with the Company's existing succession plan.

Item 7.01. Regulation FD Disclosure.

On January 21, 2015, the Company announced Mr. Gordon’s death with a press release, which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1: Press Release issued by the Company on January 21, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

January 20, 2015	TOOTSIE ROLL INDUSTRIES, INC.

	By:	/s/ G. Howard Ember, Jr.
	Name:	G. Howard Ember, Jr.
	Title:	Vice President Finance and Chief Financial Officer